SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Original Report: August 12, 1998

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

       VIRGINIA     `            1-12875                  54-1589139
      (State of                (Commission               (IRS Employer
     Incorporation)            File Number)            Identification No.)

         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                       (Zip Code)
          executive offices)

       Registrant's telephone number, including area code: (804) 643-1761


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                      CORNERSTONE REALTY INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

Item 7. Financial Statements and Pro Forma Financial Information.

     The Company hereby amends Items 7.a. and 7.b. of its Current Report on Form 8-K dated August 12, 1998 as follows:


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                               ITEMS 7.a. and 7.b.

     The Company is unable to provide an audited financial statement relative to the Spring Lake Apartments. However, the Company's inability to provide an audited financial statement (in light of the significance of the acquisition to the Company in terms of purchase price, the Company's assets, and the Company's providing of audited financial statements with regard to other property acquisitions) is consistent and in compliance with Securities and Exchange Commission staff interpretations regarding the relevant financial statement filing requirements of SEC Regulation S-X and Rule 3-14 thereunder.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cornerstone Realty Income Trust, Inc.

Date:  October 26, 1998                     By:   /s/ Stanley J. Olander, Jr.
                                                  ---------------------------
                                                  Stanley J. Olander, Jr.
                                                  Chief Financial Officer of
                                                  Cornerstone Realty Income
                                                  Trust, Inc.






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                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                  Form 8-K/A to Form 8-K dated August 12, 1998

Exhibit Number                        Exhibit

None.